--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  May 22, 2001
                                                           ------------


                                 GENUITY INC.
                  ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

        DELAWARE                     000-30837                 74-2864824
        --------                     ---------                 ----------
(State or Other Jurisdiction   (Commission File Number)  (I.R.S. Identification
 Employer of Incorporation)                                       No.)


225 Presidential Way, Woburn, MA                                  01801
--------------------------------                                  -----
(Address of Principal Executive Offices)                        (Zip Code)


      Registrant's Telephone Number, including Area Code:  (781) 865-2000
                                                           --------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This is Page 1 of 3 Pages.

ITEM 9.   REGULATION FD DISCLOSURE

Today, May 22, 2001, Genuity Inc., a Delaware corporation ("Company"), held an analyst meeting discussing its operational plan and capital expenditures. At the meeting, Company executives discussed operational plans to reduce capital expenditures.

Originally, Genuity planned to spend $7-$9 billion on network capital from 2001-2004. Presently, the plan is to invest $4-5 billion during the same timeframe.

Earlier this month, Verizon announced that it had agreed to provide Genuity with $2 billion of credit enhancements for a term of up to 5 years and to increase its short-term credit facility from a principal aggregate amount of $500 million to a principal aggregate amount of $900 million. In addition, Genuity can access funds through its $2 billion revolving line of credit facility entered into on September 5, 2000.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GENUITY INC.



                              By: /s/ Daniel P. O'Brien
                                  ---------------------
                                  Name:  Daniel P. O'Brien
                                  Title: Executive Vice President and
                                         Chief Financial Officer


Date: May 22, 2001

                                       3